News Release

Media Contact: Catherine Butler
24-Hour: 800.559.3853

Analysts: Mike Callahan
Office: 704.382.0459

Aug. 2, 2018

Duke Energy reports second quarter 2018 financial results

▪	Second quarter 2018 GAAP EPS of $0.71; adjusted EPS of $0.93

▪	Company delivering on commitments as it executes on long-term strategy

▪	Company reaffirms 2018 adjusted EPS guidance range of $4.55 to $4.85
CHARLOTTE, N.C. – Duke Energy (NYSE: DUK) today announced second quarter 2018 reported diluted earnings per share (EPS), prepared in accordance with Generally Accepted Accounting Principles (GAAP) of $0.71, compared to $0.98 for the second quarter of 2017. Duke Energy's second quarter 2018 adjusted diluted EPS was $0.93, compared to $1.01 for the second quarter of 2017. The company remains on track to achieve its earnings targets for the year.
Adjusted diluted EPS excludes the impact of certain items that are included in GAAP reported diluted EPS. The difference between second quarter 2018 GAAP reported diluted EPS and adjusted diluted EPS was primarily due to charges related to the Duke Energy Carolinas (DEC) North Carolina rate case order.
Adjusted diluted EPS for second quarter 2018 was lower than the prior year primarily due to a lower tax shield on holding company interest as a result of the Tax Cuts and Jobs Act of 2017 (Tax Act), higher depreciation from a growing asset base, and higher operation and maintenance expense (O&M) including storm costs; partially offset by warmer weather and contributions from the Duke Energy Progress (DEP) North Carolina rate case.
“Our second quarter results reinforce confidence as we deliver on our long-term strategy, creating value for customers and growth for investors,” said Lynn Good, Duke Energy chairman, president and CEO. “We have executed on our plan during the first half of the year - reaching constructive regulatory outcomes in the Carolinas, addressing tax reform impacts in our largest jurisdictions and making progress on key infrastructure investments like the Atlantic Coast Pipeline. We have the right strategy and are on track to achieve our full-year guidance for 2018.”
Business segment results
In addition to the following summary of second quarter 2018 business segment performance, comprehensive tables with detailed EPS drivers for the second quarter compared to prior year are provided in the tables at the end of this news release.

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The discussion below of second quarter results includes both GAAP segment income and adjusted segment income, which is a non-GAAP financial measure. The tables at the end of this news release present a full reconciliation of GAAP reported results to adjusted results.
Electric Utilities and Infrastructure
On a reported basis, Electric Utilities and Infrastructure recognized second quarter 2018 segment income of $575 million, compared to $729 million in the second quarter of 2017. In addition to the drivers outlined below, second quarter 2018 results were impacted by $136 million in after-tax charges primarily related to the DEC North Carolina rate case order. This amount was treated as a special item and excluded from adjusted earnings.
On an adjusted basis, Electric Utilities and Infrastructure recognized second quarter 2018 adjusted segment income of $711 million, compared to $729 million in the second quarter of 2017, a decrease of $0.03 per share.
Lower quarterly results at Electric Utilities and Infrastructure were driven by higher depreciation and amortization expense (-$0.07 per share) primarily due to a growing asset base, higher O&M expense (-$0.03 per share) including storm restoration costs, the resolution of FERC accounting matters (-$0.02 per share), and lower AFUDC equity (-$0.02 per share). These unfavorable drivers were partially offset by warmer weather (+$0.07 per share), higher rider revenues (+$0.04 per share) and the DEP rate case contribution (+$0.02 per share).
Gas Utilities and Infrastructure
On a reported and adjusted basis, Gas Utilities and Infrastructure recognized second quarter 2018 segment income of $28 million, compared to $27 million in the second quarter of 2017. As expected, results at Gas Utilities and Infrastructure were flat for the quarter, with the bulk of the remaining earnings expected to come in the fourth quarter.
Commercial Renewables
On a reported and adjusted basis, Commercial Renewables recognized second quarter 2018 segment income of $38 million, compared to $26 million in the second quarter of 2017, an increase of $0.02 per share. Higher quarterly results at Commercial Renewables were primarily due to a favorable settlement on a contractual agreement.
Other
Other primarily includes interest expense on holding company debt, other unallocated corporate costs and results from Duke Energy’s captive insurance company.
On a reported basis, Other recognized a second quarter 2018 net loss of $136 million, compared to a net loss of $94 million in the second quarter of 2017. In addition to the drivers outlined below, second quarter 2018 results were impacted by costs to achieve the Piedmont merger. These costs were treated as special items and excluded from adjusted earnings.
On an adjusted basis, Other recognized a second quarter 2018 adjusted net loss of $121 million, compared to an adjusted net loss of $75 million in the second quarter of 2017, a difference of $0.07 per share. Lower quarterly results at Other were primarily due to a lower

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tax shield on holding company interest as a result of the Tax Act (-$0.04 per share) and higher interest expense (-$0.02 per share).
Duke Energy's consolidated reported effective tax rate for the second quarter of 2018 was 16.5% compared to 32.1% in the second quarter of 2017. The consolidated adjusted effective tax rate for second quarter 2018 was 18.4%, compared to 32.3% in 2017. The decreases in the reported and adjusted effective tax rates were primarily due to the impacts of the Tax Act. Adjusted effective tax rate is a non-GAAP financial measure. The tables at the end of this news release present a reconciliation of the reported effective tax rate to the adjusted effective tax rate.
Earnings conference call for analysts
An earnings conference call for analysts is scheduled from 10 to 11 a.m. ET today to discuss the second quarter 2018 financial results and other business and financial updates. The conference call will be hosted by Lynn Good, chairman, president and chief executive officer, and Steve Young, executive vice president and chief financial officer.
The call can be accessed via the investors section (www.duke-energy.com/investors) of Duke Energy’s website or by dialing 888-778-8913 in the United States or 719-325-4773 outside the United States. The confirmation code is 5013212. Please call in 10 to 15 minutes prior to the scheduled start time.

A replay of the conference call will be available until 1 p.m. ET, August 12, 2018, by calling 888-203-1112 in the United States or 719-457-0820 outside the United States and using the code 5013212. An audio replay and transcript will also be available by accessing the investors section of the company’s website.
Special Items and Non-GAAP Reconciliation
The following tables present a reconciliation of GAAP reported to adjusted diluted EPS for second quarter 2018 and 2017 financial results:

(In millions, except per-share amounts)	After-Tax Amount	2Q 2018 EPS	2Q 2017 EPS
Diluted EPS, as reported		$0.71	$0.98
Adjustments to reported EPS:
Second Quarter 2018
Costs to Achieve Piedmont merger	$15	0.02
Regulatory and Legislative Impacts	136	0.19
Discontinued Operations	5	0.01
Second Quarter 2017
Costs to Achieve Piedmont merger	19		0.03
Discontinued Operations	2
Total adjustments		$0.22	$0.03
Diluted EPS, adjusted		$0.93	$1.01

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Non-GAAP financial measures
Management evaluates financial performance in part based on non-GAAP financial measures, including adjusted earnings, adjusted diluted EPS, and adjusted effective tax rate. Adjusted earnings and adjusted diluted EPS represent income from continuing operations attributable to Duke Energy, adjusted for the dollar and per-share impact of special items. The adjusted effective tax rate is calculated using pretax earnings and income tax expense, both as adjusted for the impact of special items. As discussed below, special items include certain charges and credits which management believes are not indicative of Duke Energy's ongoing performance.
Management believes the presentation of adjusted earnings, adjusted diluted EPS, and the adjusted effective tax rate provides useful information to investors, as it provides them with an additional relevant comparison of Duke Energy’s performance across periods. Management uses these non-GAAP financial measures for planning and forecasting, and for reporting financial results to the Duke Energy Board of Directors, employees, stockholders, analysts and investors. Adjusted diluted EPS is also used as a basis for employee incentive bonuses. The most directly comparable GAAP measures for adjusted earnings, adjusted diluted EPS and adjusted effective tax rate are Net Income Attributable to Duke Energy Corporation (GAAP reported earnings) and Diluted EPS Attributable to Duke Energy Corporation common stockholders (GAAP reported EPS), and the reported effective tax rate, respectively.
Special items included in the periods presented include the following items, which management believes do not reflect ongoing costs:

•	Costs to achieve Piedmont merger represent charges that result from the Piedmont acquisition.

•	Regulatory and Legislative Impacts represent charges related to rate case orders, settlements or other actions of regulators or legislative bodies.

•	Sale of Retired Plant represents the loss associated with selling Beckjord Generating Station (Beckjord), a non-regulated generating facility in Ohio.

•	Impairment of Equity Method Investment represents an other-than-temporary impairment of an investment in Constitution Pipeline Company, LLC (Constitution).

•	Impacts of the Tax Act represents an Alternative Minimum Tax (AMT) valuation allowance recognized related to the Tax Act.
Due to the forward-looking nature of any forecasted adjusted earnings guidance, information to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure is not available at this time, as management is unable to project all special items for future periods (such as legal settlements, the impact of regulatory orders or asset impairments).
Management evaluates segment performance based on segment income and other net loss. Segment income is defined as income from continuing operations attributable to Duke Energy. Segment income includes intercompany revenues and expenses that are eliminated in the Condensed Consolidated Financial Statements. Management also uses adjusted segment

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income as a measure of historical and anticipated future segment performance. Adjusted segment income is a non-GAAP financial measure, as it is based upon segment income adjusted for special items, which are discussed above. Management believes the presentation of adjusted segment income provides useful information to investors, as it provides them with an additional relevant comparison of a segment’s performance across periods. The most directly comparable GAAP measure for adjusted segment income or adjusted other net loss is segment income and other net loss.
Due to the forward-looking nature of any forecasted adjusted segment income or adjusted other net loss and any related growth rates for future periods, information to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures is not available at this time, as the company is unable to forecast all special items, as discussed above.
Duke Energy’s adjusted earnings, adjusted diluted EPS and adjusted segment income may not be comparable to similarly titled measures of another company because other companies may not calculate the measures in the same manner.
Duke Energy
Headquartered in Charlotte, N.C., Duke Energy (NYSE: DUK) is one of the largest energy holding companies in the U.S., with approximately 29,000 employees and a generating capacity of 49,500 megawatts. The company is transforming its customers’ experience, modernizing its energy grid, generating cleaner energy and expanding its natural gas infrastructure to create a smarter energy future for the people and communities it serves.
The company’s Electric Utilities and Infrastructure unit serves approximately 7.6 million retail electric customers in six states - North Carolina, South Carolina, Florida, Indiana, Ohio and Kentucky. Its Gas Utilities and Infrastructure unit distributes natural gas to approximately 1.6 million customers in five states - North Carolina, South Carolina, Tennessee, Ohio and Kentucky. Its Commercial Renewables unit operates a growing renewable energy portfolio across the U.S.
A Fortune 125 company, Duke Energy was named to Fortune’s 2018 “World’s Most Admired Companies” list and Forbes’ 2018 “America’s Best Employers” list.
More information about the company is available at duke-energy.com. The Duke Energy News Center includes news releases, fact sheets, photos, videos and other materials. Duke Energy’s illumination features stories about people, innovations, community topics and environmental issues. Follow Duke Energy on Twitter, LinkedIn, Instagram and Facebook.

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Forward-Looking Information
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to:

•
State, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices;

•
The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements related to coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate;

•
The ability to recover eligible costs, including amounts associated with coal ash impoundment retirement obligations and costs related to significant weather events, and to earn an adequate return on investment through rate case proceedings and the regulatory process;

•
The costs of decommissioning Crystal River Unit 3 and other nuclear facilities could prove to be more extensive than amounts estimated and all costs may not be fully recoverable through the regulatory process;

•	Costs and effects of legal and administrative proceedings, settlements, investigations and claims;

•
Industrial, commercial and residential growth or decline in service territories or customer bases resulting from sustained downturns of the economy and the economic health of our service territories or variations in customer usage patterns, including energy efficiency efforts and use of alternative energy sources, such as self-generation and distributed generation technologies;

•
Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures and distributed generation technologies, such as private solar and battery storage, in Duke Energy service territories could result in customers leaving the electric distribution system, excess generation resources as well as stranded costs;

•	Advancements in technology;

•	Additional competition in electric and natural gas markets and continued industry consolidation;

•
The influence of weather and other natural phenomena on operations, including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes and tornadoes, including extreme weather associated with climate change;

•
The ability to successfully operate electric generating facilities and deliver electricity to customers including direct or indirect effects to the company resulting from an incident that affects the U.S. electric grid or generating resources;

•	The ability to complete necessary or desirable pipeline expansion or infrastructure projects in our natural gas business;

•	Operational interruptions to our natural gas distribution and transmission activities;

•	The availability of adequate interstate pipeline transportation capacity and natural gas supply;

•
The impact on facilities and business from a terrorist attack, cybersecurity threats, data security breaches and other catastrophic events, such as fires, explosions, pandemic health events or other similar occurrences;

•
The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers;

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•
The timing and extent of changes in commodity prices and interest rates and the ability to recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets;

•
The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions and general market and economic conditions;

•	Credit ratings of the Duke Energy Registrants may be different from what is expected;

•
Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds;

•
Construction and development risks associated with the completion of the Duke Energy Registrants’ capital investment projects, including risks related to financing, obtaining and complying with terms of permits, meeting construction budgets and schedules and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all;

•
Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants;

•	The ability to control operation and maintenance costs;

•	The level of creditworthiness of counterparties to transactions;

•	Employee workforce factors, including the potential inability to attract and retain key personnel;

•	The ability of subsidiaries to pay dividends or distributions to Duke Energy Corporation holding company (the Parent);

•	The performance of projects undertaken by our nonregulated businesses and the success of efforts to invest in and develop new opportunities;

•	The effect of accounting pronouncements issued periodically by accounting standard-setting bodies;

•	The impact of new U.S. tax legislation to our financial condition, results of operations or cash flows and our credit ratings;

•	The impacts from potential impairments of goodwill or equity method investment carrying values; and

•	The ability to implement our business strategy.
Additional risks and uncertainties are identified and discussed in the Duke Energy Registrants' reports filed with the SEC and available at the SEC's website at www.sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and the Duke Energy Registrants expressly disclaim an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended June 30, 2018
(Dollars in millions, except per-share amounts)

		Special Items
	Reported Earnings	Costs to Achieve Piedmont Merger		Regulatory and Legislative Impacts		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$575	$—		$136	B	$—		$136	$711
Gas Utilities and Infrastructure	28	—		—		—		—	28
Commercial Renewables	38	—		—		—		—	38
Total Reportable Segment Income	641	—		136		—		136	777
Other	(136)	15	A	—		—		15	(121)
Discontinued Operations	(5)	—		—		5	C	5	—
Net Income Attributable to Duke Energy Corporation	$500	$15		$136		$5		$156	$656
EPS ATTRIBUTABLE TO DUKE ENERGY CORP, DILUTED	$0.71	$0.02		$0.19		$0.01		$0.22	$0.93

A - Net of $5 million tax benefit. $20 million recorded within Operating Expenses on the Condensed Consolidated Statements of Operations.
B - Net of $43 million tax benefit at Duke Energy Carolinas. $175 million recorded within Impairment charges and $4 million recorded within Operations, maintenance and other on the Duke Energy Carolinas Condensed Consolidated Statements of Operations.
C - Recorded in Loss from Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations.

Weighted Average Shares, Diluted (reported and adjusted) - 704 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Six Months Ended June 30, 2018
(Dollars in millions, except per-share amounts)

		Special Items
	Reported Earnings	Costs to Achieve Piedmont Merger		Regulatory and Legislative Impacts		Sale of Retired Plant		Impairment of Equity Method Investment		Impacts of the Tax Act		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$1,325	$—		$202	B	$—		$—		$—		$—		$202	$1,527
Gas Utilities and Infrastructure	144	—		—		—		42	D	—		—		42	186
Commercial Renewables	58	—		—		—		—		—		—		—	58
Total Reportable Segment Income	1,527	—		202		—		42		—		—		244	1,771
Other	(402)	28	A	—		82	C	—		76	E	—		186	(216)
Discontinued Operations	(5)	—		—		—		—		—		5	F	5	—
Net Income Attributable to Duke Energy Corporation	$1,120	$28		$202		$82		$42		$76		$5		$435	$1,555
EPS ATTRIBUTABLE TO DUKE ENERGY CORP, DILUTED	$1.59	$0.04		$0.29		$0.12		$0.06		$0.11		$0.01		$0.63	$2.22

A - Net of $9 million tax benefit. $37 million recorded within Operating Expenses on the Condensed Consolidated Statements of Operations.
B - Net of $16 million tax benefit at Duke Energy Progress and $47 million tax benefit at Duke Energy Carolinas.
•On the Duke Energy Progress Condensed Consolidated Statements of Operations, $32 million is recorded within Impairment charges, $31 million within Operations, maintenance and other, $6 million within Interest Expense and $(1) million within Depreciation and amortization.
•On the Duke Energy Carolinas Condensed Consolidated Statements of Operations, $188 million is recorded within Impairment charges, $8 million within Operations, maintenance and other, and $1 million within Depreciation and amortization.
C - Net of $25 million tax benefit. $107 million recorded within Gains (Losses) on Sales of Other Assets and Other, net on the Condensed Consolidated Statements of Operations.
D - Net of $13 million tax benefit. $55 million included within Other Income and Expenses on the Condensed Consolidated Statements of Operations.
E - $76 million AMT valuation allowance within Income Tax Expense from Continuing Operations on the Condensed Consolidated Statements of Operations.
F - Recorded in Loss from Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations.

Weighted Average Shares, Diluted (reported and adjusted) - 702 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended June 30, 2017
(Dollars in millions, except per-share amounts)

		Special Item
	Reported Earnings	Costs to Achieve Piedmont Merger		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$729	$—		$—		$—	$729
Gas Utilities and Infrastructure	27	—		—		—	27
Commercial Renewables	26	—		—		—	26
Total Reportable Segment Income	782	—		—		—	782
Other	(94)	19	A	—		19	(75)
Discontinued Operations	(2)	—		2	B	2	—
Net Income Attributable to Duke Energy Corporation	$686	$19		$2		$21	$707
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$0.98	$0.03		$—		$0.03	$1.01

A - Net of $11 million tax benefit. $30 million recorded within Operating Expenses on the Condensed Consolidated Statements of Operations.
B - Recorded in Loss from Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations.

Weighted Average Shares, Diluted (reported and adjusted) - 700 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Six Months Ended June 30, 2017
(Dollars in millions, except per-share amounts)

		Special Item
	Reported Earnings	Costs to Achieve Piedmont Merger		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$1,364	$—		$—		$—	$1,364
Gas Utilities and Infrastructure	160	—		—		—	160
Commercial Renewables	51	—		—		—	51
Total Reportable Segment Income	1,575	—		—		—	1,575
Other	(171)	29	A	—		29	(142)
Discontinued Operations	(2)	—		2	B	2	—
Net Income Attributable to Duke Energy Corporation	$1,402	$29		$2		$31	$1,433
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$2.00	$0.05		$—		$0.05	$2.05

A - Net of $17 million tax benefit. $45 million recorded within Operating Expenses and $1 million recorded within Interest Expense on the Condensed Consolidated Statements of Operations.
B - Recorded in Loss from Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations.

Weighted Average Shares, Diluted (reported and adjusted) - 700 million

DUKE ENERGY CORPORATION
ADJUSTED EFFECTIVE TAX RECONCILIATION
June 2018
(Dollars in millions)

	Three Months Ended June 30, 2018			Six Months Ended June 30, 2018
	Balance	Effective Tax Rate		Balance	Effective Tax Rate

Reported Income From Continuing Operations Before Income Taxes	$607			$1,410
Costs to Achieve Piedmont Merger	20			37
Regulatory and Legislative Impacts	179			265
Sale of Retired Plant	—			107
Impairment of Equity Method Investment	—			55
Noncontrolling Interests	(2)			(4)
Adjusted Pretax Income	$804			$1,870

Reported Income Tax Expense From Continuing Operations	$100	16.5%		$281	19.9%
Costs to Achieve Piedmont Merger	5			9
Regulatory and Legislative Impacts	43			63
Sale of Retired Plant	—			25
Impairment of Equity Method Investment	—			13
Impacts of the Tax Act	—			(76)
Adjusted Tax Expense	$148	18.4%	*	$315	16.8%	*

	Three Months Ended June 30, 2017			Six Months Ended June 30, 2017
	Balance	Effective Tax Rate		Balance	Effective Tax Rate

Reported Income From Continuing Operations Before Income Taxes	$1,018			$2,079
Costs to Achieve Piedmont Merger	30			46
Noncontrolling Interests	(3)			(4)
Adjusted Pretax Income	$1,045			$2,121

Reported Income Tax Expense From Continuing Operations	$327	32.1%		$671	32.3%
Costs to Achieve Piedmont Merger	11			17
Adjusted Tax Expense	$338	32.3%	*	$688	32.4%	*

*Adjusted effective tax rate is a non-GAAP financial measure as the rate is calculated using pretax earnings and income tax expense, both adjusted for the impact of special items. The most directly comparable GAAP measure for adjusted effective tax rate is reported effective tax rate, which includes the impact of special items.

DUKE ENERGY CORPORATION
EARNINGS VARIANCES
June 2018 QTD vs. Prior Year

($ per share)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Discontinued Operations	Consolidated
2017 QTD Reported Earnings Per Share, Diluted	$1.04	$0.04	$0.04	$(0.14)	$—	$0.98
Costs to Achieve Piedmont Merger	—	—	—	0.03	—	0.03
2017 QTD Adjusted Earnings Per Share, Diluted	$1.04	$0.04	$0.04	$(0.11)	$—	$1.01
Weather	0.07	—	—	—	—	0.07
Volume	(0.01)	—	—	—	—	(0.01)
Pricing and Riders(a)	0.07	0.01	—	—	—	0.08
Wholesale(b)	0.01	—	—	—	—	0.01
Operations and maintenance, net of recoverables(c)	(0.03)	(0.01)	—	—	—	(0.04)
Duke Energy Renewables	—	—	0.02	—	—	0.02
Interest Expense and AFUDC(d)	(0.03)	—	—	(0.02)	—	(0.05)
Other(e)	(0.12)	—	—	(0.01)	—	(0.13)
Change in effective income tax rate, including impacts of the Tax Act(f)	0.01	—	—	(0.04)	—	(0.03)
2018 QTD Adjusted Earnings Per Share, Diluted	$1.01	$0.04	$0.06	$(0.18)	$—	$0.93
Costs to Achieve Piedmont Merger	—	—	—	(0.02)	—	(0.02)
Regulatory and Legislative Impacts	(0.19)	—	—	—	—	(0.19)
Discontinued Operations	—	—	—	—	(0.01)	(0.01)
2018 QTD Reported Earnings Per Share, Diluted	$0.82	$0.04	$0.06	$(0.20)	$(0.01)	$0.71

Note: Earnings Per Share amounts are calculated using the prior year consolidated statutory income tax rate for all drivers except Commercial Renewables, which uses an effective rate.

(a) Electric Utilities and Infrastructure includes rate increases at DEP as a result of the North Carolina rate case (+$0.03) and increased rider revenues (+$0.04).
(b) Primarily due to the recovery of deferred coal ash costs from wholesale customers in the Carolinas, which is offset in depreciation (+$0.03), and charges related to the resolution of FERC accounting matters (-$0.02).

(c) Electric Utilities and Infrastructure is primarily due to higher storm costs compared to the prior year (-$0.02).
(d) Electric Utilities and Infrastructure includes lower AFUDC equity (-$0.02) and higher interest expense (-$0.01).
(e) Electric Utilities and Infrastructure is primarily due to the amortization of coal ash costs, which is partially offset in wholesale (-$0.04), higher depreciation associated with the DEP rate case (-$0.02), and other increases in depreciation and amortization (-$0.07), primarily due to a growing asset base.

(f) Includes the net earnings impact of the Tax Act, including regulatory deferrals. Electric Utilities and Infrastructure also includes a benefit related to the return of North Carolina state excess deferred income taxes as a result of the DEP rate case.

DUKE ENERGY CORPORATION
EARNINGS VARIANCES
June 2018 YTD vs. Prior Year

	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Discontinued Operations	Consolidated
($ per share)
2017 YTD Reported Earnings Per Share, Diluted	$1.95	$0.23	$0.07	$(0.25)	$—	$2.00
Costs to Achieve Piedmont Merger	—	—	—	0.05	—	0.05
2017 YTD Adjusted Earnings Per Share, Diluted	$1.95	$0.23	$0.07	$(0.20)	$—	$2.05
Weather	0.23	—	—	—	—	0.23
Volume	0.02	0.01	—	—	—	0.03
Pricing and Riders(a)	0.11	0.03	—	—	—	0.14
Wholesale(b)	0.05	—	—	—	—	0.05
Operations and maintenance, net of recoverables	0.02	(0.01)	—	—	—	0.01
Duke Energy Renewables	—	—	0.01	—	—	0.01
Interest Expense and AFUDC(c)	(0.04)	—	—	(0.05)	—	(0.09)
Other(d)	(0.22)	—	—	(0.01)	—	(0.23)
Change in effective income tax rate, including impacts of the Tax Act(e)	0.06	0.01	—	(0.05)	—	0.02
2018 YTD Adjusted Earnings Per Share, Diluted	$2.18	$0.27	$0.08	$(0.31)	$—	$2.22
Costs to Achieve Piedmont Merger	—	—	—	(0.04)	—	(0.04)
Regulatory and Legislative Impacts	(0.29)	—	—	—	—	(0.29)
Sale of Retired Plant	—	—	—	(0.12)	—	(0.12)
Impairment of Equity Method Investment	—	(0.06)	—	—	—	(0.06)
Impacts of the Tax Act (Alternative Minimum Tax valuation allowance)	—	—	—	(0.11)	—	(0.11)
Discontinued Operations	—	—	—	—	(0.01)	(0.01)
2018 YTD Reported Earnings Per Share, Diluted	$1.89	$0.21	$0.08	$(0.58)	$(0.01)	$1.59

Note: Earnings Per Share amounts are calculated using the prior year consolidated statutory income tax rate for all drivers except for Commercial Renewables, which uses an effective rate.

(a) Electric Utilities and Infrastructure includes rate increases at DEP as a result of the North Carolina rate case (+$0.04) and increased rider revenues (+$0.07).
(b) Primarily due to the recovery of deferred coal ash costs from wholesale customers in the Carolinas, which is offset in depreciation (+$0.07), partially offset by charges related to the resolution of FERC accounting matters (-$0.04).

(c) Electric Utilities and Infrastructure includes lower AFUDC equity (-$0.03) and higher interest expense (-$0.01).
(d) Electric Utilities and Infrastructure is primarily due to amortization of coal ash costs, which is partially offset in wholesale (-$0.08), higher depreciation associated with the DEP rate case (-$0.02) and other increases in depreciation and amortization (-$0.11), primarily due to a growing asset base.

(e) Includes the net earnings impact of the Tax Act, including regulatory deferrals. Electric Utilities and Infrastructure also includes a benefit related to the return of North Carolina state excess deferred income taxes as a result of the DEP rate case.

June 2018
QUARTERLY HIGHLIGHTS
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In millions, except per-share amounts and where noted)	2018	2017	2018	2017
Earnings Per Share - Basic and Diluted
Income from continuing operations attributable to Duke Energy Corporation common stockholders
Basic	$0.72	$0.98	$1.60	$2.00
Diluted	$0.72	$0.98	$1.60	$2.00
Loss from discontinued operations attributable to Duke Energy Corporation common stockholders
Basic	$(0.01)	$—	$(0.01)	$—
Diluted	$(0.01)	$—	$(0.01)	$—
Net income attributable to Duke Energy Corporation common stockholders
Basic	$0.71	$0.98	$1.59	$2.00
Diluted	$0.71	$0.98	$1.59	$2.00
Weighted average shares outstanding
Basic	703	700	702	700
Diluted	704	700	702	700
INCOME (LOSS) BY BUSINESS SEGMENT
Electric Utilities and Infrastructure(a)	$575	$729	$1,325	$1,364
Gas Utilities and Infrastructure(b)	28	27	144	160
Commercial Renewables	38	26	58	51
Total Reportable Segment Income	641	782	1,527	1,575
Other(c)(d)	(136)	(94)	(402)	(171)
Loss from Discontinued Operations	(5)	(2)	(5)	(2)
Net income Attributable to Duke Energy Corporation	$500	$686	$1,120	$1,402
CAPITALIZATION
Total Common Equity (%)			43%	44%
Total Debt (%)			57%	56%

Total Debt			$56,044	$53,003
Book Value Per Share			$59.71	$58.99
Actual Shares Outstanding			712	700
CAPITAL AND INVESTMENT EXPENDITURES
Electric Utilities and Infrastructure	$1,970	$1,571	$3,743	$3,445
Gas Utilities and Infrastructure	181	265	409	607
Commercial Renewables	16	10	103	69
Other	68	37	141	97
Total Capital and Investment Expenditures	$2,235	$1,883	$4,396	$4,218

(a) Includes regulatory and legislative charges related to rate case orders, settlements or other actions of regulators or legislative bodies of $136 million (net of tax of $43 million) for the three months ended June 30, 2018, and $202 million (net of tax of $63 million) for the six months ended June 30, 2018.

(b) Includes an other-than-temporary impairment of an investment in Constitution of $42 million (net of tax of $13 million) for the six months ended June 30, 2018.
(c) Includes the loss associated with selling Beckjord, a non-regulated generating facility in Ohio which was retired in 2014, of $82 million (net of tax of $25 million) for the six months ended June 30, 2018.

(d) Includes an Alternative Minimum Tax valuation allowance recognized related to the Tax Act of $76 million for the six months ended June 30, 2018.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except per-share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Operating Revenues
Regulated electric	$5,178	$5,118	$10,462	$10,031
Regulated natural gas	291	275	991	921
Nonregulated electric and other	174	162	325	332
Total operating revenues	5,643	5,555	11,778	11,284
Operating Expenses
Fuel used in electric generation and purchased power	1,574	1,541	3,250	2,990
Cost of natural gas	89	76	402	334
Operation, maintenance and other	1,544	1,441	3,008	2,909
Depreciation and amortization	973	835	1,940	1,694
Property and other taxes	315	307	631	611
Impairment charges	172	9	215	9
Total operating expenses	4,667	4,209	9,446	8,547
Gains (Losses) on Sales of Other Assets and Other, net	3	7	(97)	18
Operating Income	979	1,353	2,235	2,755
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	36	36	12	65
Other income and expenses, net	110	115	196	236
Total other income and expenses	146	151	208	301
Interest Expense	518	486	1,033	977
Income From Continuing Operations Before Income Taxes	607	1,018	1,410	2,079
Income Tax Expense From Continuing Operations	100	327	281	671
Income From Continuing Operations	507	691	1,129	1,408
Loss From Discontinued Operations, net of tax	(5)	(2)	(5)	(2)
Net Income	502	689	1,124	1,406
Less: Net Income Attributable to Noncontrolling Interests	2	3	4	4
Net Income Attributable to Duke Energy Corporation	$500	$686	$1,120	$1,402

Earnings Per Share - Basic and Diluted
Income from continuing operations attributable to Duke Energy Corporation common stockholders
Basic	$0.72	$0.98	$1.60	$2.00
Diluted	$0.72	$0.98	$1.60	$2.00
Loss from discontinued operations attributable to Duke Energy Corporation common stockholders
Basic	$(0.01)	$—	$(0.01)	$—
Diluted	$(0.01)	$—	$(0.01)	$—
Net income attributable to Duke Energy Corporation common stockholders
Basic	$0.71	$0.98	$1.59	$2.00
Diluted	$0.71	$0.98	$1.59	$2.00
Weighted average shares outstanding
Basic	703	700	702	700
Diluted	704	700	702	700
Note: Prior period amounts have been recast to reclassify the presentation of the non-service cost (benefit) components of net periodic costs from Operation, maintenance and other to Other income and expenses due to the adoption of new accounting guidance on January 1, 2018.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(in millions)	June 30, 2018	December 31, 2017
ASSETS
Current Assets
Cash and cash equivalents	$304	$358
Receivables (net of allowance for doubtful accounts of $18 at 2018 and $14 at 2017)	612	779
Receivables of VIEs (net of allowance for doubtful accounts of $56 at 2018 and $54 at 2017)	2,205	1,995
Inventory	3,177	3,250
Regulatory assets (includes $51 at 2018 and 2017 related to VIEs)	1,741	1,437
Other	437	634
Total current assets	8,476	8,453
Property, Plant and Equipment
Cost	130,616	127,507
Accumulated depreciation and amortization	(42,499)	(41,537)
Generation facilities to be retired, net	378	421
Net property, plant and equipment	88,495	86,391
Other Noncurrent Assets
Goodwill	19,396	19,396
Regulatory assets (includes $1,071 at 2018 and $1,091 at 2017 related to VIEs)	12,505	12,442
Nuclear decommissioning trust funds	7,132	7,097
Investments in equity method unconsolidated affiliates	1,168	1,175
Other	3,087	2,960
Total other noncurrent assets	43,288	43,070
Total Assets	$140,259	$137,914
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$2,686	$3,043
Notes payable and commercial paper	3,329	2,163
Taxes accrued	494	551
Interest accrued	530	525
Current maturities of long-term debt (includes $229 at 2018 and $225 at 2017 related to VIEs)	2,852	3,244
Asset retirement obligations	716	689
Regulatory liabilities	485	402
Other	1,699	1,865
Total current liabilities	12,791	12,482
Long-Term Debt (includes $4,179 at 2018 and $4,306 at 2017 related to VIEs)	49,863	49,035
Other Noncurrent Liabilities
Deferred income taxes	6,977	6,621
Asset retirement obligations	9,753	9,486
Regulatory liabilities	15,355	15,330
Accrued pension and other post-retirement benefit costs	1,014	1,103
Investment tax credits	534	539
Other	1,457	1,581
Total other noncurrent liabilities	35,090	34,660
Commitments and Contingencies
Equity
Common stock, $0.001 par value, 2 billion shares authorized; 712 million shares outstanding at 2018 and 700 million shares outstanding at 2017	1	1
Additional paid-in capital	39,682	38,792
Retained earnings	2,894	3,013
Accumulated other comprehensive loss	(70)	(67)
Total Duke Energy Corporation stockholders' equity	42,507	41,739
Noncontrolling interests	8	(2)
Total equity	42,515	41,737
Total Liabilities and Equity	$140,259	$137,914

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Six Months Ended June 30,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$1,124	$1,406
Adjustments to reconcile net income to net cash provided by operating activities	2,178	1,394
Net cash provided by operating activities	3,302	2,800

CASH FLOWS FROM INVESTING ACTIVITIES
Net cash used in investing activities	(4,645)	(4,344)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	1,265	1,474

Net decrease in cash and cash equivalents	(78)	(70)
Cash and cash equivalents at beginning of period	505	541
Cash and cash equivalents at end of period	$427	$471

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30, 2018
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$5,223	$—	$—	$—	$(45)	$5,178
Regulated natural gas	—	315	—	—	(24)	291
Nonregulated electric and other	—	3	119	32	20	174
Total operating revenues	5,223	318	119	32	(49)	5,643
Operating Expenses
Fuel used in electric generation and purchased power	1,582	—	—	15	(23)	1,574
Cost of natural gas	—	89	—	—	—	89
Operation, maintenance and other	1,395	103	69	3	(26)	1,544
Depreciation and amortization	838	60	38	37	—	973
Property and other taxes	279	26	6	4	—	315
Impairment charges	172	—	—	—	—	172
Total operating expenses	4,266	278	113	59	(49)	4,667
Gains on Sales of Other Assets and Other, net	—	—	—	2	1	3
Operating Income (Loss)	957	40	6	(25)	1	979
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	2	17	2	16	(1)	36
Other income and expenses, net	89	5	16	11	(11)	110
Total Other Income and Expenses	91	22	18	27	(12)	146
Interest Expense	316	26	23	164	(11)	518
Income (Loss) from Continuing Operations Before Income Taxes	732	36	1	(162)	—	607
Income Tax Expense (Benefit) from Continuing Operations	157	8	(36)	(28)	(1)	100
Income (Loss) from Continuing Operations	575	28	37	(134)	1	507
Less: Net (Loss) Income Attributable to Noncontrolling Interest	—	—	(1)	2	1	2
Segment Income / Other Net Loss	$575	$28	$38	$(136)	$—	$505
Loss from Discontinued Operations, net of tax						(5)
Net Income Attributable to Duke Energy Corporation						$500

Segment Income / Other Net Loss	$575	$28	$38	$(136)	$—	$505
Special Items	136	—	—	15	—	151
Adjusted Earnings(a)	$711	$28	$38	$(121)	$—	$656

(a)	See Reported To Adjusted Earnings Reconciliation above for a detailed reconciliation of Segment Income / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Six Months Ended June 30, 2018
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$10,546	$—	$—	$—	$(84)	$10,462
Regulated natural gas	—	1,040	—	—	(49)	991
Nonregulated electric and other	—	5	220	67	33	325
Total operating revenues	10,546	1,045	220	67	(100)	11,778
Operating Expenses
Fuel used in electric generation and purchased power	3,267	—	—	29	(46)	3,250
Cost of natural gas	—	402	—	—	—	402
Operation, maintenance and other	2,720	211	124	6	(53)	3,008
Depreciation and amortization	1,673	121	76	70	—	1,940
Property and other taxes	553	57	13	8	—	631
Impairment charges	215	—	—	—	—	215
Total operating expenses	8,428	791	213	113	(99)	9,446
Gains (Losses) on Sales of Other Assets and Other, net	1	—	—	(99)	1	(97)
Operating Income (Loss)	2,119	254	7	(145)	—	2,235
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	4	(23)	2	29	—	12
Other income and expenses, net	175	10	18	12	(19)	196
Total Other Income and Expenses	179	(13)	20	41	(19)	208
Interest Expense	633	53	45	321	(19)	1,033
Income (Loss) from Continuing Operations Before Income Taxes	1,665	188	(18)	(425)	—	1,410
Income Tax Expense (Benefit) from Continuing Operations	340	44	(75)	(27)	(1)	281
Income (Loss) from Continuing Operations	1,325	144	57	(398)	1	1,129
Less: Net (Loss) Income Attributable to Noncontrolling Interest	—	—	(1)	4	1	4
Segment Income / Other Net Loss	$1,325	$144	$58	$(402)	$—	$1,125
Loss from Discontinued Operations, net of tax						(5)
Net Income Attributable to Duke Energy Corporation						$1,120

Segment Income / Other Net Loss	$1,325	$144	$58	$(402)	$—	$1,125
Special Items	202	42	—	186	—	430
Adjusted Earnings(a)	$1,527	$186	$58	$(216)	$—	$1,555

(a)	See Reported To Adjusted Earnings Reconciliation above for a detailed reconciliation of Segment Income / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30, 2017
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$5,158	$—	$—	$—	$(40)	$5,118
Regulated natural gas	—	298	—	—	(23)	275
Nonregulated electric and other	—	3	110	35	14	162
Total operating revenues	5,158	301	110	35	(49)	5,555
Operating Expenses
Fuel used in electric generation and purchased power	1,549	—	—	14	(22)	1,541
Cost of natural gas	—	76	—	—	—	76
Operation, maintenance and other	1,299	94	58	19	(29)	1,441
Depreciation and amortization	714	57	38	26	—	835
Property and other taxes	270	26	8	4	(1)	307
Impairment charges	2	—	—	7	—	9
Total operating expenses	3,834	253	104	70	(52)	4,209
Gains (Loss) on Sales of Other Assets and Other, net	1	—	2	6	(2)	7
Operating Income (Loss)	1,325	48	8	(29)	1	1,353
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	1	19	(1)	17	—	36
Other income and expenses, net	109	2	—	12	(8)	115
Total Other Income and Expenses	110	21	(1)	29	(8)	151
Interest Expense	305	26	23	139	(7)	486
Income (Loss) from Continuing Operations Before Income Taxes	1,130	43	(16)	(139)	—	1,018
Income Tax Expense (Benefit) from Continuing Operations	401	16	(42)	(48)	—	327
Income (Loss) from Continuing Operations	729	27	26	(91)	—	691
Less: Net Income Attributable to Noncontrolling Interest	—	—	—	3	—	3
Segment Income / Other Net Loss	$729	$27	$26	$(94)	$—	$688
Loss from Discontinued Operations, net of tax						(2)
Net Income Attributable to Duke Energy Corporation						$686

Segment Income / Other Net Loss	$729	$27	$26	$(94)	$—	$688
Special Items	—	—	—	19	—	19
Adjusted Earnings(a)	$729	$27	$26	$(75)	$—	$707
Note: Prior period amounts have been recast to reclassify the presentation of the non-service cost (benefit) components of net periodic costs from Operation, maintenance and other to Other income and expenses due to the adoption of new accounting guidance on January 1, 2018.

(a)	See Reported To Adjusted Earnings Reconciliation above for a detailed reconciliation of Segment Income / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Six Months Ended June 30, 2017
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$10,105	$—	$—	$—	$(74)	$10,031
Regulated natural gas	—	966	—	—	(45)	921
Nonregulated electric and other	—	5	238	68	21	332
Total operating revenues	10,105	971	238	68	(98)	11,284
Operating Expenses
Fuel used in electric generation and purchased power	3,003	—	—	29	(42)	2,990
Cost of natural gas	—	334	—	—	—	334
Operation, maintenance and other	2,603	199	136	27	(56)	2,909
Depreciation and amortization	1,451	114	77	52	—	1,694
Property and other taxes	531	56	17	7	—	611
Impairment charges	2	—	—	7	—	9
Total operating expenses	7,590	703	230	122	(98)	8,547
Gains (Loss) on Sales of Other Assets and Other, net	4	—	4	11	(1)	18
Operating Income (Loss)	2,519	268	12	(43)	(1)	2,755
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	1	36	(2)	30	—	65
Other income and expenses, net	221	3	1	20	(9)	236
Total Other Income and Expenses	222	39	(1)	50	(9)	301
Interest Expense	620	52	42	273	(10)	977
Income (Loss) from Continuing Operations Before Income Taxes	2,121	255	(31)	(266)	—	2,079
Income Tax Expense (Benefit) from Continuing Operations	757	95	(81)	(100)	—	671
Income (Loss) from Continuing Operations	1,364	160	50	(166)	—	1,408
Less: Net (Loss) Income Attributable to Noncontrolling Interest	—	—	(1)	5	—	4
Segment Income / Other Net Loss	$1,364	$160	$51	$(171)	$—	$1,404
Loss from Discontinued Operations, net of tax						(2)
Net Income Attributable to Duke Energy Corporation						$1,402

Segment Income / Other Net Loss	$1,364	$160	$51	$(171)	$—	$1,404
Special Items	—	—	—	29	—	29
Adjusted Earnings(a)	$1,364	$160	$51	$(142)	$—	$1,433
Note: Prior period amounts have been recast to reclassify the presentation of the non-service cost (benefit) components of net periodic costs from Operation, maintenance and other to Other income and expenses due to the adoption of new accounting guidance on January 1, 2018.

(a)	See Reported To Adjusted Earnings Reconciliation above for a detailed reconciliation of Segment Income / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS - ASSETS
(Unaudited)

	June 30, 2018
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations / Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$78	$10	$22	$194	$—	$304
Receivables, net	458	94	20	40	—	612
Receivables of variable interest entities, net	2,171	—	34	—	—	2,205
Receivables from affiliated companies	18	14	1,310	333	(1,675)	—
Notes receivable from affiliated companies	80	77	—	1,292	(1,449)	—
Inventory	3,068	69	14	25	1	3,177
Regulatory assets	1,595	36	—	110	—	1,741
Other	294	37	124	18	(36)	437
Total current assets	7,762	337	1,524	2,012	(3,159)	8,476
Property, Plant and Equipment
Cost	114,127	10,052	4,391	2,045	1	130,616
Accumulated depreciation and amortization	(38,341)	(2,288)	(769)	(1,100)	(1)	(42,499)
Generation facilities to be retired, net	378	—	—	—	—	378
Net property, plant and equipment	76,164	7,764	3,622	945	—	88,495
Other Noncurrent Assets
Goodwill	17,379	1,924	93	—	—	19,396
Regulatory assets	11,411	633	—	462	(1)	12,505
Nuclear decommissioning trust funds	7,132	—	—	—	—	7,132
Investments in equity method unconsolidated affiliates	94	744	202	128	—	1,168
Investment in consolidated subsidiaries	201	23	6	57,788	(58,018)	—
Other	2,174	83	103	1,361	(634)	3,087
Total other noncurrent assets	38,391	3,407	404	59,739	(58,653)	43,288
Total Assets	122,317	11,508	5,550	62,696	(61,812)	140,259
Segment reclassifications, intercompany balances and other	(370)	(71)	(1,317)	(60,235)	61,993	—
Segment Assets	$121,947	$11,437	$4,233	$2,461	$181	$140,259

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS - LIABILITIES AND EQUITY
(Unaudited)

	June 30, 2018
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations / Adjustments	Duke Energy
Current Liabilities
Accounts payable	$2,000	$172	$32	$483	$(1)	$2,686
Accounts payable to affiliated companies	426	18	9	1,207	(1,660)	—
Notes payable to affiliated companies	1,320	72	—	72	(1,464)	—
Notes payable and commercial paper	—	—	23	3,306	—	3,329
Taxes accrued	540	18	(92)	27	1	494
Interest accrued	340	36	—	155	(1)	530
Current maturities of long-term debt	1,977	250	175	450	—	2,852
Asset retirement obligations	716	—	—	—	—	716
Regulatory liabilities	412	69	—	3	1	485
Other	1,302	56	37	341	(37)	1,699
Total current liabilities	9,033	691	184	6,044	(3,161)	12,791
Long-Term Debt	29,723	2,440	1,606	16,095	(1)	49,863
Long-Term Debt Payable to Affiliated Companies	618	7	9	—	(634)	—
Other Noncurrent Liabilities
Deferred income taxes	9,019	854	(236)	(2,660)	—	6,977
Asset retirement obligations	9,610	51	93	—	(1)	9,753
Regulatory liabilities	13,773	1,561	—	21	—	15,355
Accrued pension and other post-retirement benefit costs	674	18	—	322	—	1,014
Investment tax credits	532	3	—	—	(1)	534
Other	683	229	243	299	3	1,457
Total other noncurrent liabilities	34,291	2,716	100	(2,018)	1	35,090
Equity
Total Duke Energy Corporation stockholders' equity	48,652	5,654	3,644	42,575	(58,018)	42,507
Noncontrolling interests	—	—	7	—	1	8
Total equity	48,652	5,654	3,651	42,575	(58,017)	42,515
Total Liabilities and Equity	122,317	11,508	5,550	62,696	(61,812)	140,259
Segment reclassifications, intercompany balances and other	(370)	(71)	(1,317)	(60,235)	61,993	—
Segment Liabilities and Equity	$121,947	$11,437	$4,233	$2,461	$181	$140,259

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended June 30, 2018
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Other	Electric Utilities and Infrastructure
Operating Revenues	$1,672	$1,291	$1,203	$346	$738	$(27)	$5,223
Operating Expenses
Fuel used in electric generation and purchased power	407	408	486	93	226	(38)	1,582
Operation, maintenance and other	492	371	234	95	197	6	1,395
Depreciation and amortization	289	235	144	41	126	3	838
Property and other taxes	75	40	91	53	20	—	279
Impairment charges	177	1	—	—	—	(6)	172
Total operating expenses	1,440	1,055	955	282	569	(35)	4,266
(Losses) Gains on Sales of Other Assets and Other, net	(1)	1	—	—	—	—	—
Operating Income	231	237	248	64	169	8	957
Other Income and Expenses, net(b)	35	19	26	6	6	(1)	91
Interest Expense	110	78	67	17	43	1	316
Income Before Income Taxes	156	178	207	53	132	6	732
Income Tax Expense	33	36	37	14	33	4	157
Segment Income	$123	$142	$170	$39	$99	$2	$575

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)
Includes an equity component of allowance for funds used during construction of $18 million for Duke Energy Carolinas, $12 million for Duke Energy Progress, $14 million for Duke Energy Florida, $3 million for Duke Energy Ohio and $3 million for Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Six Months Ended June 30, 2018
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Other	Electric Utilities and Infrastructure
Operating Revenues	$3,435	$2,751	$2,318	$682	$1,469	$(109)	$10,546
Operating Expenses
Fuel used in electric generation and purchased power	880	917	953	185	458	(126)	3,267
Operation, maintenance and other	935	747	468	184	376	10	2,720
Depreciation and amortization	561	470	294	89	256	3	1,673
Property and other taxes	147	75	179	112	40	—	553
Impairment charges	190	33	—	—	—	(8)	215
Total operating expenses	2,713	2,242	1,894	570	1,130	(121)	8,428
Gains on Sales of Other Assets and Other, net	(1)	2	—	—	—	—	1
Operating Income	721	511	424	112	339	12	2,119
Other Income and Expenses, net(b)	74	37	47	11	13	(3)	179
Interest Expense	217	159	137	33	83	4	633
Income Before Income Taxes	578	389	334	90	269	5	1,665
Income Tax Expense	126	66	58	18	69	3	340
Segment Income	$452	$323	$276	$72	$200	$2	$1,325

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)
Includes an equity component of allowance for funds used during construction of $39 million for Duke Energy Carolinas, $26 million for Duke Energy Progress, $26 million for Duke Energy Florida, $6 million for Duke Energy Ohio and $7 million for Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS - ASSETS
(Unaudited)

	June 30, 2018
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$16	$18	$14	$5	$24	$1	$78
Receivables, net	172	50	78	101	54	3	458
Receivables of variable interest entities, net	704	568	400	—	—	499	2,171
Receivables from affiliated companies	117	1	6	53	89	(248)	18
Notes receivable from affiliated companies	—	—	423	—	—	(343)	80
Inventory	984	976	546	92	470	—	3,068
Regulatory assets	420	532	439	14	191	(1)	1,595
Other	21	33	183	5	52	—	294
Total current assets	2,434	2,178	2,089	270	880	(89)	7,762
Property, Plant and Equipment
Cost	43,429	30,535	18,353	6,054	15,213	543	114,127
Accumulated depreciation and amortization	(15,248)	(11,296)	(5,079)	(1,941)	(4,767)	(10)	(38,341)
Generation facilities to be retired, net	—	378	—	—	—	—	378
Net property, plant and equipment	28,181	19,617	13,274	4,113	10,446	533	76,164
Other Noncurrent Assets
Goodwill	—	—	—	596	—	16,783	17,379
Regulatory assets	3,234	3,573	2,163	301	1,021	1,119	11,411
Nuclear decommissioning trust funds	3,790	2,627	715	—	—	—	7,132
Investments in equity method unconsolidated affiliates	—	—	—	—	—	94	94
Investment in consolidated subsidiaries	29	6	2	163	1	—	201
Other	1,036	636	307	59	224	(88)	2,174
Total other noncurrent assets	8,089	6,842	3,187	1,119	1,246	17,908	38,391
Total Assets	38,704	28,637	18,550	5,502	12,572	18,352	122,317
Segment reclassifications, intercompany balances and other	(262)	(72)	(410)	(166)	(58)	598	(370)
Reportable Segment Assets	$38,442	$28,565	$18,140	$5,336	$12,514	$18,950	$121,947

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances, purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS - LIABILITIES AND EQUITY
(Unaudited)

	June 30, 2018
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Liabilities
Accounts payable	$809	$375	$440	$200	$171	$5	$2,000
Accounts payable to affiliated companies	158	175	63	11	58	(39)	426
Notes payable to affiliated companies	740	540	—	147	221	(328)	1,320
Taxes accrued	159	91	116	114	54	6	540
Interest accrued	109	103	53	16	59	—	340
Current maturities of long-term debt	505	603	269	451	62	87	1,977
Asset retirement obligations	227	381	5	5	98	—	716
Regulatory liabilities	131	157	76	29	19	—	412
Other	412	344	357	67	123	(1)	1,302
Total current liabilities	3,250	2,769	1,379	1,040	865	(270)	9,033
Long-Term Debt	9,589	6,605	7,183	1,102	3,570	1,674	29,723
Long-Term Debt Payable to Affiliated Companies	300	150	—	18	150	—	618
Other Noncurrent Liabilities
Deferred income taxes	3,535	1,962	2,008	547	958	9	9,019
Asset retirement obligations	3,592	4,454	597	48	758	161	9,610
Regulatory liabilities	6,292	3,998	1,194	533	1,755	1	13,773
Accrued pension and other post-retirement benefit costs	99	243	243	69	111	(91)	674
Investment tax credits	230	142	9	4	147	—	532
Other	515	49	49	69	14	(13)	683
Total other noncurrent liabilities	14,263	10,848	4,100	1,270	3,743	67	34,291
Equity	11,302	8,265	5,888	2,072	4,244	16,881	48,652
Total Liabilities and Equity	38,704	28,637	18,550	5,502	12,572	18,352	122,317
Segment reclassifications, intercompany balances and other	(262)	(72)	(410)	(166)	(58)	598	(370)
Reportable Segment Liabilities and Equity	$38,442	$28,565	$18,140	$5,336	$12,514	$18,950	$121,947

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended June 30, 2018
(in millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage(b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$103	$215	$—	$—	$318
Operating Expenses
Cost of natural gas	15	74	—	—	89
Operation, maintenance and other	25	74	2	2	103
Depreciation and amortization	21	39	—	—	60
Property and other taxes	15	12	—	(1)	26
Total operating expenses	76	199	2	1	278
Operating Income (Loss)	27	16	(2)	(1)	40
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	—	—	17	—	17
Other income and expenses, net	1	3	—	1	5
Total other income and expenses	1	3	17	1	22
Interest Expense	6	21	—	(1)	26
Income (Loss) Before Income Taxes	22	(2)	15	1	36
Income Tax Expense (Benefit)	4	(1)	4	1	8
Segment Income	$18	$(1)	$11	$—	$28

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes earnings from investments in ACP, Sabal Trail, Constitution and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Six Months Ended June 30, 2018
(in millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage(b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$277	$768	$—	$—	$1,045
Operating Expenses
Cost of natural gas	69	333	—	—	402
Operation, maintenance and other	58	150	3	—	211
Depreciation and amortization	43	78	—	—	121
Property and other taxes	33	24	—	—	57
Total operating expenses	203	585	3	—	791
Operating Income (Loss)	74	183	(3)	—	254
Other Income and Expenses
Equity in losses of unconsolidated affiliates	—	—	(23)	—	(23)
Other income and expenses, net	4	6	—	—	10
Total other income and expenses	4	6	(23)	—	(13)
Interest Expense	12	42	—	(1)	53
Income (Loss) Before Income Taxes	66	147	(26)	1	188
Income Tax Expense (Benefit)	14	35	(6)	1	44
Segment Income	$52	$112	$(20)	$—	$144

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes earnings from investments in ACP, Sabal Trail, Constitution and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS - ASSETS
(Unaudited)

	June 30, 2018
(in millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$2	$8	$—	$—	$10
Receivables, net	(16)	109	—	1	94
Receivables from affiliated companies	16	71	—	(73)	14
Notes receivable from affiliated companies	—	77	—	—	77
Inventory	31	38	—	—	69
Regulatory assets	1	35	—	—	36
Other	1	37	—	(1)	37
Total current assets	35	375	—	(73)	337
Property, Plant and Equipment
Cost	2,970	7,082	—	—	10,052
Accumulated depreciation and amortization	(755)	(1,533)	—	—	(2,288)
Net property, plant and equipment	2,215	5,549	—	—	7,764
Other Noncurrent Assets
Goodwill	324	49	—	1,551	1,924
Regulatory assets	155	297	—	181	633
Investments in equity method unconsolidated affiliates	—	—	744	—	744
Investment in consolidated subsidiaries	—	—	—	23	23
Other	1	63	17	2	83
Total other noncurrent assets	480	409	761	1,757	3,407
Total Assets	2,730	6,333	761	1,684	11,508
Segment reclassifications, intercompany balances and other	(3)	1	(30)	(39)	(71)
Reportable Segment Assets	$2,727	$6,334	$731	$1,645	$11,437

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS - LIABILITIES AND EQUITY
(Unaudited)

	June 30, 2018
(in millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Liabilities
Accounts payable	$38	$133	$—	$1	$172
Accounts payable to affiliated companies	—	4	86	(72)	18
Notes payable to affiliated companies	72	—	—	—	72
Taxes accrued	7	37	(26)	—	18
Interest accrued	5	31	—	—	36
Current maturities of long-term debt	1	250	—	(1)	250
Regulatory liabilities	22	47	—	—	69
Other	3	53	—	—	56
Total current liabilities	148	555	60	(72)	691
Long-Term Debt	486	1,787	—	167	2,440
Long-Term Debt Payable to Affiliated Companies	7	—	—	—	7
Other Noncurrent Liabilities
Deferred income taxes	247	555	52	—	854
Asset retirement obligations	36	15	—	—	51
Regulatory liabilities	363	1,183	—	15	1,561
Accrued pension and other post-retirement benefit costs	14	3	—	1	18
Investment tax credits	2	1	—	—	3
Other	46	174	12	(3)	229
Total other noncurrent liabilities	708	1,931	64	13	2,716
Equity	1,381	2,060	637	1,576	5,654
Total Liabilities and Equity	2,730	6,333	761	1,684	11,508
Segment reclassifications, intercompany balances and other	(3)	1	(30)	(39)	(71)
Reportable Segment Liabilities and Equity	$2,727	$6,334	$731	$1,645	$11,437

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

Electric Utilities and Infrastructure
Quarterly Highlights
June 2018

	Three Months Ended June 30,				Six Months Ended June 30,
	2018	2017	% Inc.(Dec.)	% Inc.(Dec.) Weather Normal (2)	2018	2017	% Inc.(Dec.)	% Inc.(Dec.) Weather Normal (2)
GWh Sales (1)
Residential	19,159	18,061	6.1%	0.8%	42,900	38,126	12.5%	1.8%
General Service	19,026	18,774	1.3%	0.6%	37,466	36,323	3.1%	0.7%
Industrial	13,070	13,096	(0.2%)	(2.1%)	25,174	25,401	(0.9%)	(2.3%)
Other Energy Sales	141	141	—%		281	285	(1.4%)
Unbilled Sales	1,640	1,397	17.4%	n/a	(235)	462	(150.9%)	n/a
Total Retail Sales	53,036	51,469	3.0%	—%	105,586	100,597	5.0%	0.3%
Wholesale and Other	9,884	9,949	(0.7%)		20,863	19,811	5.3%
Total Consolidated Electric Sales - Electric Utilities and Infrastructure	62,920	61,418	2.4%		126,449	120,408	5.0%

Average Number of Customers (Electric)
Residential	6,619,271	6,523,982	1.5%		6,611,543	6,517,331	1.4%
General Service	982,634	972,127	1.1%		980,927	970,512	1.1%
Industrial	17,530	17,730	(1.1%)		17,567	17,739	(1.0%)
Other Energy Sales	23,527	23,298	1.0%		23,501	23,251	1.1%
Total Retail Customers	7,642,962	7,537,137	1.4%		7,633,538	7,528,833	1.4%
Wholesale and Other	57	58	(1.7%)		55	59	(6.8%)
Total Average Number of Customers - Electric Utilities and Infrastructure	7,643,019	7,537,195	1.4%		7,633,593	7,528,892	1.4%

Sources of Electric Energy (GWh)
Generated - Net Output (3)
Coal	15,458	18,257	(15.3%)		33,196	35,196	(5.7%)
Nuclear	17,595	18,158	(3.1%)		36,100	35,899	0.6%
Hydro	982	628	56.4%		1,736	829	109.4%
Oil and Natural Gas	17,697	14,364	23.2%		34,014	28,595	19.0%
Renewable Energy	148	128	15.6%		244	203	20.2%
Total Generation (4)	51,880	51,535	0.7%		105,290	100,722	4.5%
Purchased Power and Net Interchange (5)	14,761	13,146	12.3%		28,681	25,714	11.5%
Total Sources of Energy	66,641	64,681	3.0%		133,971	126,436	6.0%
Less: Line Loss and Other	3,721	3,263	14.0%		7,522	6,028	24.8%
Total GWh Sources	62,920	61,418	2.4%		126,449	120,408	5.0%

Owned MW Capacity (3)
Summer					49,934	49,387
Winter					53,503	53,091
Nuclear Capacity Factor (%) (6)					94	93

(1) Except as indicated in footnote (2), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(2) Represents weather normal total retail calendar sales (i.e., billed and unbilled sales).

(3) Statistics reflect Duke Energy's ownership share of jointly owned stations.

(4) Generation by source is reported net of auxiliary power.

(5) Purchased power includes renewable energy purchases.

(6) Statistics reflect 100% of jointly owned stations.

Duke Energy Carolinas
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
June 2018

	Three Months Ended June 30,				Six Months Ended June 30,
	2018	2017	% Inc.(Dec.)	% Inc.(Dec.) Weather Normal (2)	2018	2017	% Inc.(Dec.)	% Inc.(Dec.) Weather Normal (2)
GWh Sales (1)
Residential	6,324	5,841	8.3%		14,608	12,712	14.9%
General Service	7,193	7,005	2.7%		14,139	13,532	4.5%
Industrial	5,519	5,572	(1.0%)		10,503	10,634	(1.2%)
Other Energy Sales	75	75	—%		150	151	(0.7%)
Unbilled Sales	426	200	113.0%		(97)	(32)	(203.1%)
Total Retail Sales	19,537	18,693	4.5%	0.7%	39,303	36,997	6.2%	1.2%
Wholesale and Other	2,735	2,550	7.3%		5,596	5,027	11.3%
Total Consolidated Electric Sales - Duke Energy Carolinas	22,272	21,243	4.8%		44,899	42,024	6.8%

Average Number of Customers
Residential	2,209,018	2,176,676	1.5%		2,205,938	2,173,011	1.5%
General Service	357,583	353,269	1.2%		356,842	352,521	1.2%
Industrial	6,181	6,239	(0.9%)		6,194	6,245	(0.8%)
Other Energy Sales	15,536	15,365	1.1%		15,508	15,331	1.2%
Total Retail Customers	2,588,318	2,551,549	1.4%		2,584,482	2,547,108	1.5%
Wholesale and Other	26	25	4.0%		24	25	(4.0%)
Total Average Number of Customers - Duke Energy Carolinas	2,588,344	2,551,574	1.4%		2,584,506	2,547,133	1.5%

Sources of Electric Energy (GWh)
Generated - Net Output (3)
Coal	6,029	6,906	(12.7%)		12,279	12,492	(1.7%)
Nuclear	11,083	11,027	0.5%		22,721	22,063	3.0%
Hydro	714	384	85.9%		1,239	437	183.5%
Oil and Natural Gas	4,051	2,366	71.2%		7,203	5,060	42.4%
Renewable Energy	56	41	36.6%		85	50	70.0%
Total Generation (4)	21,933	20,724	5.8%		43,527	40,102	8.5%
Purchased Power and Net Interchange (5)	1,517	1,816	(16.5%)		3,834	4,299	(10.8%)
Total Sources of Energy	23,450	22,540	4.0%		47,361	44,401	6.7%
Less: Line Loss and Other	1,178	1,297	(9.2%)		2,462	2,377	3.6%
Total GWh Sources	22,272	21,243	4.8%		44,899	42,024	6.8%

Owned MW Capacity (3)
Summer					20,188	19,568
Winter					21,068	20,425
Nuclear Capacity Factor (%) (6)					97	95

Heating and Cooling Degree Days
Actual
Heating Degree Days	208	131	58.8%		1,929	1,422	35.7%
Cooling Degree Days	638	524	21.8%		648	534	21.3%

Variance from Normal
Heating Degree Days	(5.8%)	(40.5%)	n/a		(1.8%)	(27.7%)	n/a
Cooling Degree Days	30.0%	6.3%	n/a		30.3%	7.2%	n/a

(1) Except as indicated in footnote (2), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(2) Represents weather normal total retail calendar sales (i.e., billed and unbilled sales).

(3) Statistics reflect Duke Energy's ownership share of jointly owned stations.

(4) Generation by source is reported net of auxiliary power.

(5) Purchased power includes renewable energy purchases.

(6) Statistics reflect 100% of jointly owned stations.

Duke Energy Progress
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
June 2018

	Three Months Ended June 30,				Six Months Ended June 30,
	2018	2017	% Inc.(Dec.)	% Inc.(Dec.) Weather Normal (2)	2018	2017	% Inc.(Dec.)	% Inc.(Dec.) Weather Normal (2)
GWh Sales (1)
Residential	4,032	3,705	8.8%		9,532	8,338	14.3%
General Service	3,771	3,723	1.3%		7,503	7,272	3.2%
Industrial	2,640	2,602	1.5%		5,077	5,091	(0.3%)
Other Energy Sales	20	20	—%		39	41	(4.9%)
Unbilled Sales	295	448	(34.2%)		(272)	(52)	(423.1%)
Total Retail Sales	10,758	10,498	2.5%	—%	21,879	20,690	5.7%	0.7%
Wholesale and Other	5,138	5,064	1.5%		11,243	10,509	7.0%
Total Consolidated Electric Sales - Duke Energy Progress	15,896	15,562	2.1%		33,122	31,199	6.2%

Average Number of Customers
Residential	1,328,158	1,307,337	1.6%		1,325,644	1,304,901	1.6%
General Service	234,703	231,713	1.3%		234,005	231,059	1.3%
Industrial	4,055	4,132	(1.9%)		4,057	4,130	(1.8%)
Other Energy Sales	1,444	1,456	(0.8%)		1,447	1,459	(0.8%)
Total Retail Customers	1,568,360	1,544,638	1.5%		1,565,153	1,541,549	1.5%
Wholesale and Other	14	14	—%		14	14	—%
Total Average Number of Customers - Duke Energy Progress	1,568,374	1,544,652	1.5%		1,565,167	1,541,563	1.5%

Sources of Electric Energy (GWh)
Generated - Net Output (3)
Coal	2,023	1,593	27.0%		4,326	3,237	33.6%
Nuclear	6,512	7,131	(8.7%)		13,379	13,836	(3.3%)
Hydro	236	198	19.2%		445	301	47.8%
Oil and Natural Gas	5,027	4,876	3.1%		11,226	10,712	4.8%
Renewable Energy	74	72	2.8%		128	134	(4.5%)
Total Generation (4)	13,872	13,870	—%		29,504	28,220	4.5%
Purchased Power and Net Interchange (5)	2,734	2,162	26.5%		4,969	3,986	24.7%
Total Sources of Energy	16,606	16,032	3.6%		34,473	32,206	7.0%
Less: Line Loss and Other	710	470	51.1%		1,351	1,007	34.2%
Total GWh Sources	15,896	15,562	2.1%		33,122	31,199	6.2%

Owned MW Capacity (3)
Summer					12,760	12,777
Winter					14,016	13,987
Nuclear Capacity Factor (%) (6)					87	90

Heating and Cooling Degree Days
Actual
Heating Degree Days	191	83	130.1%		1,805	1,286	40.4%
Cooling Degree Days	696	647	7.6%		719	657	9.4%

Variance from Normal
Heating Degree Days	1.1%	(55.7%)	n/a		0.1%	(28.7%)	n/a
Cooling Degree Days	30.3%	21.1%	n/a		32.1%	20.8%	n/a

(1) Except as indicated in footnote (2), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(2) Represents weather normal total retail calendar sales (i.e., billed and unbilled sales).

(3) Statistics reflect Duke Energy's ownership share of jointly owned stations.

(4) Generation by source is reported net of auxiliary power.

(5) Purchased power includes renewable energy purchases.

(6) Statistics reflect 100% of jointly owned stations.

Duke Energy Florida
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
June 2018

	Three Months Ended June 30,				Six Months Ended June 30,
	2018	2017	% Inc.(Dec.)	% Inc.(Dec.) Weather Normal (2)	2018	2017	% Inc.(Dec.)	% Inc.(Dec.) Weather Normal (2)
GWh Sales (1)
Residential	4,663	4,944	(5.7%)		9,191	8,768	4.8%
General Service	3,699	3,803	(2.7%)		7,139	7,057	1.2%
Industrial	781	787	(0.8%)		1,539	1,542	(0.2%)
Other Energy Sales	6	6	—%		12	12	—%
Unbilled Sales	573	497	15.3%		388	653	(40.6%)
Total Retail Sales	9,722	10,037	(3.1%)	(1.7%)	18,269	18,032	1.3%	(0.8%)
Wholesale and Other	582	703	(17.2%)		1,154	1,013	13.9%
Total Electric Sales - Duke Energy Florida	10,304	10,740	(4.1%)		19,423	19,045	2.0%

Average Number of Customers
Residential	1,594,538	1,569,855	1.6%		1,591,724	1,566,947	1.6%
General Service	200,657	198,307	1.2%		200,432	197,864	1.3%
Industrial	2,082	2,146	(3.0%)		2,096	2,151	(2.6%)
Other Energy Sales	1,511	1,518	(0.5%)		1,514	1,521	(0.5%)
Total Retail Customers	1,798,788	1,771,826	1.5%		1,795,766	1,768,483	1.5%
Wholesale and Other	11	13	(15.4%)		11	14	(21.4%)
Total Average Number of Customers - Duke Energy Florida	1,798,799	1,771,839	1.5%		1,795,777	1,768,497	1.5%

Sources of Electric Energy (GWh)
Generated - Net Output (3)
Coal	1,877	2,835	(33.8%)		3,998	4,952	(19.3%)
Oil and Natural Gas	7,238	6,664	8.6%		13,329	12,012	11.0%
Renewable Energy	9	4	n/a		17	8	n/a
Total Generation (4)	9,124	9,503	(4.0%)		17,344	16,972	2.2%
Purchased Power and Net Interchange (5)	1,901	1,753	8.4%		3,279	3,049	7.5%
Total Sources of Energy	11,025	11,256	(2.1%)		20,623	20,021	3.0%
Less: Line Loss and Other	721	516	39.7%		1,200	976	23.0%
Total GWh Sources	10,304	10,740	(4.1%)		19,423	19,045	2.0%

Owned MW Capacity (3)
Summer					9,304	9,225
Winter					10,255	10,332

Heating and Cooling Degree Days
Actual
Heating Degree Days	2	1	100.0%		385	177	117.5%
Cooling Degree Days	1,052	1,079	(2.5%)		1,316	1,352	(2.7%)

Variance from Normal
Heating Degree Days	(81.9%)	(94.1%)	n/a		(1.3%)	(54.8%)	n/a
Cooling Degree Days	1.2%	4.5%	n/a		7.5%	11.2%	n/a

(1) Except as indicated in footnote (2), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(2) Represents weather normal total retail calendar sales (i.e., billed and unbilled sales).

(3) Statistics reflect Duke Energy's ownership share of jointly owned stations.

(4) Generation by source is reported net of auxiliary power.

(5) Purchased power includes renewable energy purchases.

Duke Energy Ohio
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
June 2018

	Three Months Ended June 30,				Six Months Ended June 30,
	2018	2017	% Inc.(Dec.)	% Inc.(Dec.) Weather Normal (2)	2018	2017	% Inc.(Dec.)	% Inc.(Dec.) Weather Normal (2)
GWh Sales (1)
Residential	2,052	1,777	15.5%		4,615	4,030	14.5%
General Service	2,341	2,267	3.3%		4,660	4,524	3.0%
Industrial	1,471	1,464	0.5%		2,858	2,905	(1.6%)
Other Energy Sales	27	27	—%		54	55	(1.8%)
Unbilled Sales	206	132	56.1%		(118)	(69)	(71.0%)
Total Retail Sales	6,097	5,667	7.6%	0.4%	12,069	11,445	5.5%	(0.8%)
Wholesale and Other	50	234	(78.6%)		150	515	(70.9%)
Total Electric Sales - Duke Energy Ohio	6,147	5,901	4.2%		12,219	11,960	2.2%

Average Number of Customers
Residential	765,215	758,460	0.9%		766,081	758,962	0.9%
General Service	88,214	87,787	0.5%		88,238	87,965	0.3%
Industrial	2,492	2,499	(0.3%)		2,497	2,504	(0.3%)
Other Energy Sales	3,332	3,302	0.9%		3,332	3,292	1.2%
Total Retail Customers	859,253	852,048	0.8%		860,148	852,723	0.9%
Wholesale and Other	1	1	—%		1	1	—%
Total Average Number of Customers - Duke Energy Ohio	859,254	852,049	0.8%		860,149	852,724	0.9%

Sources of Electric Energy (GWh)
Generated - Net Output (3)
Coal	143	1,023	(86.0%)		819	2,226	(63.2%)
Oil and Natural Gas	49	6	716.7%		69	7	885.7%
Total Generation (4)	192	1,029	(81.3%)		888	2,233	(60.2%)
Purchased Power and Net Interchange (5)	6,549	5,446	20.3%		12,884	10,912	18.1%
Total Sources of Energy	6,741	6,475	4.1%		13,772	13,145	4.8%
Less: Line Loss and Other	594	574	3.5%		1,553	1,185	31.1%
Total GWh Sources	6,147	5,901	4.2%		12,219	11,960	2.2%

Owned MW Capacity (3)
Summer					1,076	1,076
Winter					1,164	1,164

Heating and Cooling Degree Days
Actual
Heating Degree Days	497	313	58.8%		3,066	2,357	30.1%
Cooling Degree Days	539	332	62.3%		543	333	63.1%

Variance from Normal
Heating Degree Days	9.9%	(30.4%)	n/a		1.4%	(22.1%)	n/a
Cooling Degree Days	64.2%	1.2%	n/a		63.5%	0.5%	n/a

(1) Except as indicated in footnote (2), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(2) Represents weather normal total retail calendar sales (i.e., billed and unbilled sales).

(3) Statistics reflect Duke Energy's ownership share of jointly owned stations.

(4) Generation by source is reported net of auxiliary power.

(5) Purchased power includes renewable energy purchases.

Duke Energy Indiana
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
June 2018

	Three Months Ended June 30,				Six Months Ended June 30,
	2018	2017	% Inc.(Dec.)	% Inc.(Dec.) Weather Normal (2)	2018	2017	% Inc.(Dec.)	% Inc.(Dec.) Weather Normal (2)
GWh Sales (1)
Residential	2,088	1,794	16.4%		4,954	4,278	15.8%
General Service	2,022	1,976	2.3%		4,025	3,938	2.2%
Industrial	2,659	2,671	(0.4%)		5,197	5,229	(0.6%)
Other Energy Sales	13	13	—%		26	26	—%
Unbilled Sales	140	120	16.7%		(136)	(38)	257.9%
Total Retail Sales	6,922	6,574	5.3%	0.1%	14,066	13,433	4.7%	0.1%
Wholesale and Other	1,379	1,398	(1.4%)		2,720	2,747	(1.0%)
Total Electric Sales - Duke Energy Indiana	8,301	7,972	4.1%		16,786	16,180	3.7%

Average Number of Customers
Residential	722,342	711,654	1.5%		722,156	713,510	1.2%
General Service	101,477	101,051	0.4%		101,410	101,103	0.3%
Industrial	2,720	2,714	0.2%		2,723	2,709	0.5%
Other Energy Sales	1,704	1,657	2.8%		1,700	1,648	3.2%
Total Retail Customers	828,243	817,076	1.4%		827,989	818,970	1.1%
Wholesale and Other	5	5	—%		5	5	—%
Total Average Number of Customers - Duke Energy Indiana	828,248	817,081	1.4%		827,994	818,975	1.1%

Sources of Electric Energy (GWh)
Generated - Net Output (3)
Coal	5,386	5,900	(8.7%)		11,774	12,289	(4.2%)
Hydro	32	46	(30.4%)		52	91	(42.9%)
Oil and Natural Gas	1,332	452	194.7%		2,187	804	172.0%
Renewable Energy	9	11	n/a		14	11	n/a
Total Generation (4)	6,759	6,409	5.5%		14,027	13,195	6.3%
Purchased Power and Net Interchange (5)	2,060	1,969	4.6%		3,715	3,468	7.1%
Total Sources of Energy	8,819	8,378	5.3%		17,742	16,663	6.5%
Less: Line Loss and Other	518	406	27.6%		956	483	97.9%
Total GWh Sources	8,301	7,972	4.1%		16,786	16,180	3.7%

Owned MW Capacity (3)
Summer					6,606	6,741
Winter					7,000	7,183

Heating and Cooling Degree Days
Actual
Heating Degree Days	547	372	47.0%		3,378	2,580	30.9%
Cooling Degree Days	557	323	72.4%		561	323	73.7%

Variance from Normal
Heating Degree Days	11.0%	(24.6%)	n/a		3.7%	(20.8%)	n/a
Cooling Degree Days	68.9%	(2.2%)	n/a		68.4%	(3.1%)	n/a

(1) Except as indicated in footnote (2), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(2) Represents weather normal total retail calendar sales (i.e., billed and unbilled sales).

(3) Statistics reflect Duke Energy's ownership share of jointly owned stations.

(4) Generation by source is reported net of auxiliary power.

(5) Purchased power includes renewable energy purchases.

Gas Utilities and Infrastructure
Quarterly Highlights
June 2018

	Three Months Ended June 30,			Six Months Ended June 30,
	2018	2017	% Inc.(Dec.)	2018	2017	% Inc.(Dec.)
Total Sales
Piedmont Natural Gas Local Distribution Company (LDC) throughput (dekatherms) (1)	116,839,962	94,013,754	24.3%	271,741,341	227,290,541	19.6%
Duke Energy Midwest LDC throughput (Mcf)	15,615,050	12,204,767	27.9%	52,741,115	43,035,766	22.6%

Average Number of Customers - Piedmont Natural Gas
Residential	968,046	952,716	1.6%	969,356	953,800	1.6%
Commercial	103,543	101,138	2.4%	104,189	101,378	2.8%
Industrial	961	2,295	(58.1%)	962	2,317	(58.5%)
Power Generation	17	26	(34.6%)	17	26	(34.6%)
Total Average Number of Gas Customers - Piedmont Natural Gas	1,072,567	1,056,175	1.6%	1,074,524	1,057,521	1.6%

Average Number of Customers - Duke Energy Midwest
Residential	486,015	481,716	0.9%	487,434	482,905	0.9%
General Service	43,157	42,816	0.8%	44,219	44,077	0.3%
Industrial	1,574	1,564	0.6%	1,618	1,617	0.1%
Other	138	140	(1.4%)	138	140	(1.4%)
Total Average Number of Gas Customers - Duke Energy Midwest	530,884	526,236	0.9%	533,409	528,739	0.9%

(1) Piedmont has a margin decoupling mechanism in North Carolina and weather normalization mechanisms in South Carolina and Tennessee that significantly eliminate the impact of throughput changes on earnings. Duke Energy Ohio's rate design also serves to offset this impact.

Commercial Renewables
Quarterly Highlights
June 2018

	Three Months Ended June 30,			Six Months Ended June 30,
	2018	2017	% Inc.(Dec.)	2018	2017	% Inc.(Dec.)
Renewable Plant Production, GWh	2,471	2,231	10.8%	4,651	4,516	3.0%
Net Proportional MW Capacity in Operation	n/a	n/a		2,951	2,908	1.5%